UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2025

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

189 Second Avenue, Suite 2S New York, New York		10003
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RDI	The NASDAQ Stock Market LLC
Class B Common Stock, $0.01 par value	RDIB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 25, 2025, the Audit and Conflicts Committee of the Board of Directors (the “Audit Committee”) of Reading International, Inc. (the “Company”), after discussion with management of the Company, concluded that the interim unaudited consolidated financial statements for the quarterly periods ended June 30, 2024 and September 30, 2024 (collectively, the “Restated Periods”) included in its Quarterly Reports on Form 10-Q for the corresponding periods (collectively, the “Prior Filings”) should no longer be relied upon.

The Restatement corrects a $3.6 million misstatement which relates to the incorrect measurement and removal from the financial statements for the Restated Periods of an accounts payable and accrued expenses liability. In connection with its year end 2024 reporting process, the Company reevaluated the accounting treatment of the Accounts Payable and Accrued Expense liability and determined that the removal was incorrect under GAAP.

Management determined a control over the reversal of liabilities for the three and six month periods ended June 30, 2024, and the three and nine month periods ended September 30, 2024 was not operating effectively.

The Company has reassessed its conclusions regarding its disclosure controls and procedures as of June 30, 2024 and as of September 30, 2024 in light of the misstatements described above and determined that a material weakness in internal control over financial reporting existed as of June 30, 2024 and as of September 30, 2024. Therefore, the Company’s previous evaluation of its disclosure controls and procedures as of June 30, 2024 and as of September 30, 2024 should no longer be relied upon.

As a result of the foregoing, upon filing this report on Form 8-K, the Company will promptly amend the Prior Filings to:

•restate the unaudited consolidated financial statements as of and for the three and six months ended June 30, 2024;

•restate the unaudited consolidated financial statements as of and for the three and nine months ended September 30, 2024;

•restate Management’s Discussion and Analysis of Financial Conditions and Results of Operations included in Part I, Item 2 for the restated periods; and

•restate the evaluation of disclosure controls and procedures included under Part I, Item 4 for the Restated Periods.

The Audit Committee and Company management have discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm, Grant Thornton.

Item 9.01 Financial Statements and Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: March 28, 2025	By:	/s/ Gilbert Avanes
	Name:	Gilbert Avanes
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

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